UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2005 (January 14, 2005)

COVENTRY HEALTH CARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16477	52-2073000

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6705 Rockledge Drive, Suite 900 Bethesda, Maryland	20817

(Address of Principal Executive Offices)	(Zip Code)

(301) 581-0600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     The Company announced today that it intends to offer, through a private placement, subject to market and other conditions, $250 million in aggregate principal amount of senior notes due 2012, and $250 million in aggregate principal amount of senior notes due 2015. The announcement is set forth in the press release furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated January 14, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

	By:	/s/ Dale B. Wolf

Dale B. Wolf Chief Executive Officer

Date: January 14, 2005

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release, dated January 14, 2005